October 30, 2014

Forward-looking Statements Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements, which include statements regarding the Company’s strategic plans and initiatives, markets and future financial performance, are based on a number of assumptions and involve a number of risks and uncertainties, and accordingly, actual results could differ materially. Factors that may cause such differences include, but are not limited to: (1) the continued and future acceptance of the Company's products and services, including the Company's pre-install program and fleet management and other telematics products; (2) the Company's ability to obtain financing from lenders; (3) the outcome of ongoing litigation involving the Company; (4) the rate of growth in the industries of the Company's customers; (5) the presence of competitors with greater technical, marketing, and financial resources; (6) the Company's customers' ability to access the credit markets, including changes in interest rates; (7) the Company's ability to promptly and effectively respond to technological change to meet evolving customer needs; (8) the Company's ability to successfully expand its operations, including through the introduction of new products and services; (9) changes in general economic or geopolitical conditions, including the European debt crisis; (10) conditions in the automotive retail market and the Company's relationships with dealers, licensees, partners, agents and local law enforcement; (11) the expected timing of purchases by the Company's customers; (12) the Company's ability to achieve the expected benefits of its strategic alliances with TomTom and Trackunit; (13) financial and reputational risks related to product quality and liability issues; and (14) trade tensions and governmental regulations and restrictions in Argentina and the Company's other international markets. For a further discussion of these and other significant factors to consider in connection with forward-looking statements concerning the Company, reference is made to the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Company's other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date made. Except as required by law, the Company undertakes no obligation to update these forward-looking statements.

Use of Non-GAAP Financial Measures In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains the non-GAAP financial measures: Adjusted EBITDA and non-GAAP gross profit (and the corresponding gross margin percentages.) The Company believes that the inclusion of these non-GAAP financial measures in this presentation helps investors to gain a meaningful understanding of changes in the Company's core operating results, and can also help investors who wish to make comparisons between LoJack and other companies on both a GAAP and a non-GAAP basis. LoJack management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management to assist with their financial and operating decision making. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation may be different from, and therefore may not be comparable to, similar measures used by other companies. Reconciliations of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures are set forth in the text of, and the accompanying tables to, this presentation.

Q3 Overview • A number of legacy issues and other costs and strategic investments adversely affected Q3 results • $6.5M charge taken in Q3 in relation to the global quality assurance programs • Investments to grow business such as ERP and fleet management continue • Company continued to make operational progress • Core Stolen Vehicle Recovery (SVR) business is strong and profitable; fundamentals of business are strong • Q3 revenue of $32.7 million reflects lower international licensee revenue and slight decrease in U.S. sales

Canadian Restructuring • Shifting major support operations to the US, and stop selling in the Quebec market • Maintaining sales operations in the Ontario market, and will continue to build on our SVR business and prospect for our telematics business • Changes in the Quebec insurance market reduced the market attractiveness • Continued support for our existing Canadian customers in the Quebec market • Transition will occur from now through June 2015

U.S. Sales Outlook Remains Positive Industry forecasts project annual retail and total light vehicle growth of +5.6% and 5.3%, respectively. Growth will remain positive in 2015, but slow as pent-up demand from the recession moderates 0.0 5.0 10.0 15.0 20.0 25.0 2008 2009 2010 2011 2012 2013 2014 F'cst 2015 F'cst Li gh t V eh ic le S al es ( M ill io n s) Total U.S. Light Vehicle Sales Fleet & Retail (2008 to 2015E) Fleet Sales Retail Sales 13.2M 10.4M 11.6M 12.8M 14.5M 15.6M -18.0% -21.1% +11.1% +10.2% +13.4% +7.6% +5.3% +2.0% 16.4M 16.7M Source: Power Information Network – PIN, a business division of J.D. Power & Associates

LoJack: 8 consecutive Quarters At or Above Retail Industry Growth …Even as Prior Year Comps Increase 115% 117% 111% 109% 111% 111% 107% 104% 106% 107% 70% 80% 90% 100% 110% 120% 130% 140% Retail Car Sales vs. LoJack Dealer Installs (Index vs PY Quarter) Retail Industry Sales (Y/Y Index) Retail Industry Sales (Y/Y Index) Source: Power Information Network – PIN, a business division of J.D. Power & Associates

Advancing the Pre-Install Strategy Pre-Install Program Sales Mix % Share of Dealer Channel Volume LoJack continues to lay the foundation for stable recurring revenue 31% 32% 34% 43% 44% 45% 46% 51% 52% 55% 54% 0% 10% 20% 30% 40% 50% 60% 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

LoJack Inventory Management Pilot • Currently piloting an inventory management solution at Braman Motorcars, a top 30 auto retailer* – Dealer management can easily pinpoint the vehicle on their lot – Inventory process can be streamlined; Locating vehicle for prospective buyer is made easy – Costs can be reduced and Customer Service Index (CSI) can be protected via vehicle battery health indicator • Will leverage our relationships with top preinstall dealers to gain access to this market • Expected to help Pre-Install acquisition and help continue high Pre-install retention *source: US Auto News

Continued Progress on Telematics Initiatives • Acceleration of contracted subscription levels in Q3 • New TomTom PRO 8000-series tablet targets medium to large businesses with mobile workforces that benefit from integration • Recent wins with larger companies demonstrate appeal of product, confirmation of sales process that will offer recurring revenue • Recent announcement of operational expansion into Canada and Mexico primarily to support demand for fleets of multi-national companies

Off-Road Telematics Update • LoJack® Connect for Equipment announced this week through alliance with Trackunit A/S • Off-road equipment is target market; expected growth of 8% - 9% for Equipment Rental Market* • Leverage existing relationships with Equipment OEMs and Rental Firms • Work in advance of signed agreement has created a sales pipeline • Complements our traditional equipment recovery technology in the commercial space *SOURCE: HIS and ARA Rental Market Monitor 10/14

2014 Revised Guidance • Revenue is expected to be flat or slightly down vs. 2013 • Adjusted EBITDA is estimated to be 3.5% to 1.5% of revenue

Q3 Revenue ($ in millions) Q3 2014 Q3 2013 % change Consolidated revenue $ 32.7 $ 34.8 (6%) U.S. revenue $ 23.2 $ 23.7 (2%) International licensees $ 5.6 $ 7.4 (24%) Canada $ 1.4 $ 1.7 (19%) Italy $ 1.4 $ 1.0 45% All other $ 1.1 $ 1.1 7% • U.S. dealer product revenue up 3.9% on 6% increase in unit volume • Pre-installs represented 54% of U.S. unit sales vs. 46% in Q3 2013 • Larger percentage of pre-installs enables fixed costs to be spread over increased unit volumes • Italy revenue up 45% over prior year, as subscriber base exceeded 44,000

Q3 Consolidated Results Highlights $ in millions, except per share data Q314 Q313 Revenue $ 32,673 $ 34,796 Y/Y change (6.1%) Gross Profit 10,086 19,027 Y/Y change (47.0%) Gross profit margin 30.9% 54.7% Non-GAAP gross profit margin * 50.8% 54.7% Operating expenses 18,409 18,277 Adjusted EBITDA* 187 2,165 Y/Y change (91.3%) Operating income (loss) (8,323) 750 Y/Y change (1209%) Net income (loss) attributable to LoJack Corporation $ (8,194) $ 1,660 Net income (loss) per diluted share $ (0.45) $ 0.09 *Please refer to Appendix for reconciliation of non-GAAP items

Balance Sheet Highlights ($ in millions) Sept. 30, 2014 Dec. 31, 2013 Cash and cash equivalents $ 21.2 $ 32.0 Accounts receivable, net $ 21.0 $ 26.5 Inventories $ 9.4 $ 7.2 Total assets $ 77.0 $ 86.8 Long-term debt $ 10.5 $ 6.0 Deferred revenue, current portion $ 8.5 $ 10.3 Deferred revenue, long term $ 9.9 $ 10.6 Total liabilities $ 56.4 $ 50.8 Total equity $ 20.6 $ 36.0

October 30, 2014

Appendix: GAAP to Pro Forma Non-GAAP Reconciliation ($ in thousands) 18 Three Months Ended Three Months Ended September 30, 2014 September 30, 2013 $ Gross Margin % $ Gross Margin % Gross profit, as reported 10,086 30.9% 19,027 54.7 % Adjusted for: Battery evaluation accrual 6,506 19.9% — — % Non-GAAP gross profit 16,592 50.8% 19,027 54.7%

Appendix: GAAP to Pro Forma Non-GAAP Reconciliation ($ in thousands) 19 Three Months Ended Three Months Ended September 30, 2014 September 30, 2013 $ $ Net (loss) income, as reported (8,174) 1,671 Adjusted for: Benefit for income taxes (358) (887) Other (expense) income (209) 34 Operating income (loss) (8,323) 750 Adjusted for: Depreciation and amortization 765 881 Stock compensation expense 410 534 Quality assurance program 6,506 — Restructuring charge 829 — Adjusted EBITDA 187 2,165